U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 7, 2007

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                           Commission File No. 0-25474

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                            MEDCOM USA, INCORPORATED
        (Exact name of small business issuer as specified in its charter)

            Delaware                                  65-0287558
 (State or other jurisdiction of            (IRS Employer Identification No.)
 incorporation or organization)


                       7975 North Hayden Road, Suite D-333
                              Scottsdale, AZ 85258
                    (Address of principal executive offices)

                                 (480) 675-8865
                           (Issuer's telephone number)


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 7, 2007, Jewett, Schwartz, Wolfe & Associates ("JSW") was appointed as the independent auditor for the Medcom USA Inc. (the "Company") commencing with the year ending June 30, 2007, and SE Clark & Company P.C. ("Clark") were dismissed as the independent auditors for the Company as of February 7, 2007. The decision to change auditors was approved by the audit committee of the Company's Board of Directors on February 7, 2007.

The report of Clark on the financial statements for either of the one most recent completed fiscal years did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the accumulation of losses and shortage of capital raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

During the Company's one most recent interim quarter September 30, 2006, annual report June 30, 2006, and three prior interim quarters September 30, 2005, December 31, 2005, and March 31, 2006, there were no disagreements with Clark on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Clark, would have caused it to make reference to the subject matter of the disagreements in connection with its report with respect to the financial statements of the Company.

During the Company's one most recent interim quarter September 30, 2006, annual report June 30, 2006, and three prior interim quarters September 30, 2005, December 31, 2005, and March 31, 2006,, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's one most recent interim quarter September 30, 2006, annual report June 30, 2006, and three prior interim quarters September 30, 2005, December 31, 2005, and March 31, 2006,, the Company did not consult with JSW with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements,
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Company has furnished a copy of this Report to Clark and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Clark will be submitted when received with an amended filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit 16.1 Letter of S E Clark & Company P.C. - to be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDCOM USA INCORPORATED


Date: February 8, 2007               By: /s/ William P. Williams
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                                         William P. Williams
                                         Chairman, President Chief Executive
                                         Officer (Principle Executive Officer,
                                         Principle Financial Officer)